Exhibit m.2

Rule 12b-1 Related Agreement - Class A

Centennial Lakes Capital, LLC

7701 France Avenue South, Suite 500

Edina, Minnesota  55435

____________, 200_

[Recipient’s Name and Address]

Ladies and Gentlemen:

This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to an Amended and Restated Distribution and Shareholder Servicing Plan (the “Plan”) adopted by Kopp Funds, Inc. (the “Corporation”), on behalf of each series of the Corporation now existing or hereafter established that is distributed by Centennial Lakes Capital, LLC (each a “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”).  The Plan and this related agreement (the “Rule 12b-1 Related Agreement”) have been approved by a majority of the Board of Directors of the Corporation, including a majority of the Board of Directors who are not “interested persons” of the Corporation, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Related Agreement (the “Disinterested Directors”), cast in person at a meeting called for the purpose of voting thereon.  Such approval included a determination by the Board of Directors that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund’s Class A shareholders.

1.

To the extent you provide distribution and marketing services in the promotion of a Fund’s Class A shares, including furnishing services and assistance to your customers who invest in and own Class A shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee of up to 0.50% of the average daily net assets of the Fund attributable to the Fund’s Class A shares (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Corporation or its agent, designate your firm as the customer’s dealer or service provider of record.  We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund’s current Prospectus, and pay to you quarterly, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.  No such quarterly fee will be paid to you with respect to shares purchased by you and redeemed or repurchased by the Corporation, its agent or us within seven (7) business days after the date of our confirmation of such purchase.  In addition, no such quarterly fee will be paid to you with respect to any of your customers if the amount of such fee based upon the value of such customer’s Class A shares will be less than $1.00.  Payment of such quarterly fee shall be made within 45 days after the close of each quarter for which such fee is payable.

You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, the USA PATRIOT Act of 2001 and any applicable rules of the NASD.

2.

You shall furnish us with such information as shall reasonably be requested by the Board of Directors, on behalf of a Fund, with respect to the fees paid to you pursuant to this Rule 12b-1 Related Agreement.

3.

We shall furnish to the Board of Directors, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

4.

The parties hereto understand and agree that neither we nor our affiliates will provide, and you will not accept, any brokerage commissions for transactions in portfolio securities of the Funds (“Directed Brokerage”) that would in any way pay for, mitigate or offset any financial obligation that we have under this Rule 12b-1 Related Agreement.  Directed Brokerage would include any agreement or arrangement, whether explicit or implicit, and whether written or oral, in which you receive, in consideration for, or recognition of, the sale of Fund shares, support payments in the form of brokerage commissions, brokerage transactions (orders for the purchase or sale of Fund portfolio securities), mark-ups, mark-downs, other fees (or any portion thereof) payable or to be payable from portfolio transactions for the account of a Fund (whether executed by you or any other broker or dealer) or other quid pro quo-type arrangement, such as the purchase or sale of a security issued by you or your affiliates in recognition of your sale or promotion of Fund shares or client referrals.

5.

This Rule 12b-1 Related Agreement may be terminated by the vote of (a) a majority vote of a Fund’s Class A shareholders, or (b) a majority of the Disinterested Directors, on sixty (60) days’ written notice, without payment of any penalty.  In addition, this Rule 12b-1 Related Agreement will be terminated by any act which terminates the Distribution Agreement between the Corporation and us and shall terminate immediately in the event of its assignment.  This Rule 12b-1 Related Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer’s accounts following your receipt of such notice.

6.

The provisions of the Distribution Agreement between the Corporation and us are incorporated herein by reference.  This Rule 12b-1 Related Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Distribution Agreement, the Plan and this Rule 12b-1 Related Agreement are approved at least annually by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting thereon.  All communications to us should be sent to the above address.  Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.  This Rule 12b-1 Related Agreement shall be construed under the laws of the State of Minnesota.

CENTENNIAL LAKES CAPITAL, LLC

By:  _______________________________

(Name and Title)

Accepted:

___________________________________

(Dealer or Service Provider Name)

___________________________________

(Street Address)

___________________________________

(City)                (State)                   (ZIP)

___________________________________

(Telephone No.)

___________________________________

(Facsimile No.)

By:  _______________________________

(Name and Title)

Rule 12b-1 Related Agreement - Class I

Centennial Lakes Capital, LLC

7701 France Avenue South, Suite 500

Edina, Minnesota  55435

____________, 200_

[Recipient’s Name and Address]

Ladies and Gentlemen:

This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to an Amended and Restated Distribution and Shareholder Servicing Plan (the “Plan”) adopted by Kopp Funds, Inc. (the “Corporation”), on behalf of each series of the Corporation now existing or hereafter established that is distributed by Centennial Lakes Capital, LLC (each a “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”).  The Plan and this related agreement (the “Rule 12b-1 Related Agreement”) have been approved by a majority of the Board of Directors of the Corporation, including a majority of the Board of Directors who are not “interested persons” of the Corporation, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Related Agreement (the “Disinterested Directors”), cast in person at a meeting called for the purpose of voting thereon.  Such approval included a determination by the Board of Directors that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund’s Class I shareholders.

1.

To the extent you provide distribution and marketing services in the promotion of a Fund’s Class I shares, including furnishing services and assistance to your customers who invest in and own Class I shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee of up to 0.50% of the average daily net assets of the Fund attributable to the Fund’s Class I shares (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Corporation or its agent, designate your firm as the customer’s dealer or service provider of record.  We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund’s current Prospectus, and pay to you quarterly, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.  No such quarterly fee will be paid to you with respect to shares purchased by you and redeemed or repurchased by the Corporation, its agent or us within seven (7) business days after the date of our confirmation of such purchase.  In addition, no such quarterly fee will be paid to you with respect to any of your customers if the amount of such fee based upon the value of such customer’s Class I shares will be less than $1.00.  Payment of such quarterly fee shall be made within 45 days after the close of each quarter for which such fee is payable.

You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, the USA PATRIOT Act of 2001 and any applicable rules of the NASD.

2.

You shall furnish us with such information as shall reasonably be requested by the Board of Directors, on behalf of a Fund, with respect to the fees paid to you pursuant to this Rule 12b-1 Related Agreement.

3.

We shall furnish to the Board of Directors, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

4.

The parties hereto understand and agree that neither we nor our affiliates will provide, and you will not accept, any brokerage commissions for transactions in portfolio securities of the Funds (“Directed Brokerage”) that would in any way pay for, mitigate or offset any financial obligation that we have under this Rule 12b-1 Related Agreement.  Directed Brokerage would include any agreement or arrangement, whether explicit or implicit, and whether written or oral, in which you receive, in consideration for, or recognition of, the sale of Fund shares, support payments in the form of brokerage commissions, brokerage transactions (orders for the purchase or sale of Fund portfolio securities), mark-ups, mark-downs, other fees (or any portion thereof) payable or to be payable from portfolio transactions for the account of a Fund (whether executed by you or any other broker or dealer) or other quid pro quo-type arrangement, such as the purchase or sale of a security issued by you or your affiliates in recognition of your sale or promotion of Fund shares or client referrals.

5.

This Rule 12b-1 Related Agreement may be terminated by the vote of (a) a majority vote of a Fund’s Class I shareholders, or (b) a majority of the Disinterested Directors, on sixty (60) days’ written notice, without payment of any penalty.  In addition, this Rule 12b-1 Related Agreement will be terminated by any act which terminates the Distribution Agreement between the Corporation and us and shall terminate immediately in the event of its assignment.  This Rule 12b-1 Related Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer’s accounts following your receipt of such notice.

6.

The provisions of the Distribution Agreement between the Corporation and us are incorporated herein by reference.  This Rule 12b-1 Related Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Distribution Agreement, the Plan and this Rule 12b-1 Related Agreement are approved at least annually by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting thereon.  All communications to us should be sent to the above address.  Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.  This Rule 12b-1 Related Agreement shall be construed under the laws of the State of Minnesota.

CENTENNIAL LAKES CAPITAL, LLC

By:  _______________________________

(Name and Title)

Accepted:

___________________________________

(Dealer or Service Provider Name)

___________________________________

(Street Address)

___________________________________

(City)                (State)                   (ZIP)

___________________________________

(Telephone No.)

___________________________________

(Facsimile No.)

By:  _______________________________

(Name and Title)

Rule 12b-1 Related Agreement - Class C

Centennial Lakes Capital, LLC

7701 France Avenue South, Suite 500

Edina, Minnesota  55435

_____________, 200_

[Recipient’s Name and Address]

Ladies and Gentlemen:

This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to an Amended and Restated Distribution and Shareholder Servicing Plan (the “Plan”) adopted by Kopp Funds, Inc. (the “Corporation”), on behalf of each series of the Corporation now existing or hereafter established that is distributed by Centennial Lakes Capital, LLC (each a “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”).  The Plan and this related agreement (the “Rule 12b-1 Related Agreement”) have been approved by a majority of the Board of Directors of the Corporation, including a majority of the Board of Directors who are not “interested persons” of the Corporation, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Related Agreement (the “Disinterested Directors”), cast in person at a meeting called for the purpose of voting thereon.  Such approval included a determination by the Board of Directors that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund’s Class C shareholders.

1.

To the extent you provide distribution and marketing services in the promotion of a Fund’s Class C shares, including furnishing services and assistance to your customers who invest in and own Class C shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee of up to 1.00% of the average daily net assets of the Fund attributable to the Fund’s Class C shares (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Corporation or its agent, designate your firm as the customer’s dealer or service provider of record.  We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund’s current Prospectus, and pay to you quarterly, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.  No such quarterly fee will be paid to you with respect to shares purchased by you and redeemed or repurchased by the Corporation, its agent or us within seven (7) business days after the date of our confirmation of such purchase.  In addition, no such quarterly fee will be paid to you with respect to any of your customers if the amount of such fee based upon the value of such customer’s Class C shares will be less than $1.00.  Payment of such quarterly fee shall be made within 45 days after the close of each quarter for which such fee is payable.

In our discretion and out of our own assets, we may pay a 1% commission to you upon the purchase of Class C shares, in which case we will retain all of the Rule 12b-1 fee of 1% as computed under this Rule 12b-1 Related Agreement for the first twelve months after the date of purchase.  Payment of the Rule 12b-1 fee to you begins in the thirteenth month after date of purchase, assuming the shares remain outstanding.  If the shares have been redeemed, a CDSC of 1% may be assessed against the customer and retained by us.

You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, the USA PATRIOT Act of 2001 and any applicable rules of the NASD.

2.

You shall furnish us with such information as shall reasonably be requested by the Board of Directors, on behalf of a Fund, with respect to the fees paid to you pursuant to this Rule 12b-1 Related Agreement.

3.

We shall furnish to the Board of Directors, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

4.

The parties hereto understand and agree that neither we nor our affiliates will provide, and you will not accept, any brokerage commissions for transactions in portfolio securities of the Funds (“Directed Brokerage”) that would in any way pay for, mitigate or offset any financial obligation that we have under this Rule 12b-1 Related Agreement.  Directed Brokerage would include any agreement or arrangement, whether explicit or implicit, and whether written or oral, in which you receive, in consideration for, or recognition of, the sale of Fund shares, support payments in the form of brokerage commissions, brokerage transactions (orders for the purchase or sale of Fund portfolio securities), mark-ups, mark-downs, other fees (or any portion thereof) payable or to be payable from portfolio transactions for the account of a Fund (whether executed by you or any other broker or dealer) or other quid pro quo-type arrangement, such as the purchase or sale of a security issued by you or your affiliates in recognition of your sale or promotion of Fund shares or client referrals.

5.

This Rule 12b-1 Related Agreement may be terminated by the vote of (a) a majority vote of a Fund’s Class C shareholders, or (b) a majority of the Disinterested Directors, on sixty (60) days’ written notice, without payment of any penalty.  In addition, this Rule 12b-1 Related Agreement will be terminated by any act which terminates the Distribution Agreement between the Corporation and us and shall terminate immediately in the event of its assignment.  This Rule 12b-1 Related Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer’s accounts following your receipt of such notice.

6.

The provisions of the Distribution Agreement between the Corporation and us are incorporated herein by reference.  This Rule 12b-1 Related Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Distribution Agreement, the Plan and this Rule 12b-1 Related Agreement are approved at least annually by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting thereon.  All communications to us should be sent to the above address.  Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.  This Rule 12b-1 Related Agreement shall be construed under the laws of the State of Minnesota.

CENTENNIAL LAKES CAPITAL, LLC

By:  _______________________________

(Name and Title)

Accepted:

___________________________________

(Dealer or Service Provider Name)

___________________________________

(Street Address)

___________________________________

(City)                (State)                   (ZIP)

___________________________________

(Telephone No.)

___________________________________

(Facsimile No.)

By:  _______________________________

(Name and Title)